REVENUE	12 Months Ended
Dec. 31, 2023
Revenue from Contract with Customer [Abstract]
REVENUE
NOTE 10 – REVENUE
Revenue generated was concentrated within the United States. For the year ended December 31, 2023 and 2022, the revenue generated within the United States was $138.3 million and $118.3 million, respectively, or 91% and 91% of total revenues, respectively. For the year ended December 31, 2023 and 2022, the revenue generated outside of the United States, in Canada and International, was $13.7 million and $11.3 million, respectively, or 9% and 9% of total revenues, respectively. The Company derives its revenue from two revenue types, tool rental services and product sales. The following table represents our revenues disaggregated by category:

	Year Ended December 31, 2023	Year Ended December 31, 2022
Tool Rental Services	$119,239	$99,018
Product Sales	32,795	30,538

Total Revenue	$152,034	$129,556